U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 27, 2003
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                   0-16214                   14-0462060
(State or other jurisdiction        (Commission                (IRS employer
      of incorporation)             file number)             identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)
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Item 9. Information Provided Under Item 12 (Results of Operations and Financial
        Condition)

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On October 27, 2003, Albany International issued a news release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the news release is furnished as Exhibit 99.1 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALBANY INTERNATIONAL CORP.

                                      By: /s/ Michael C. Nahl
                                          -------------------------------------

                                      Name: Michael C. Nahl
                                      Title: Senior Vice President and Chief
                                             Financial Officer

Date: October 27, 2003

                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

99.1              News release, dated October 27, 2003 issued by Albany
                  International Corp.